                                                                   EXHIBIT 23.1




                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 2, 2001 with respect to the consolidated financial statements and schedule of Magna Entertainment Corp. included in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-70520) and related prospectus of Magna Entertainment Corp. for the registration of Class A Subordinate Voting Stock.

                                                 /s/ ERNST & YOUNG LLP
                                                 ----------------------------
                                                 Chartered Accountants


October 25, 2001
Toronto, Canada